                                Exhibit 10.13A



Inland Empire LPO
3633 Inland Empire Blvd., Suite 855
Ontario, CA 91764


                                 June 30, 1997


Suburban Water Systems
1211 E. Center Court Dr.
Covina, CA 91724-360311


Gentlemen:

     This letter is to confirm that Wells Fargo Bank, National Association ("Bank") has agreed to extend the maturity date of that certain credit accommodation granted by Bank to Suburban Water Systems ("Borrower") in the maximum principal amount of FOUR MILLION DOLLARS ($4,000,000.00) pursuant to the terms and conditions of that certain Credit Agreement between Bank and Borrower dated as of June 30, 1996, as amended from time to time (the "Agreement").

     The maturity date of said credit accommodation is hereby extended until September 1, 1997. Until such date, all terms and conditions of the Agreement which pertain to said credit accommodation shall remain in full force and effect, except as expressly modified hereby. The promissory note dated as of June 30, 1996, executed by Borrower and payable to the order of Bank which evidences said credit accommodation, a copy of which is attached hereto as Exhibit A (the "Note"), shall be deemed modified as of the date this letter is
---------
acknowledged by Borrower to reflect the new maturity date set forth above. All other terms and conditions of the Note remain in full force and effect, without waiver or modification.

     Borrower acknowledges that Bank has not committed to make any renewal or further extension of the maturity date of the above-described credit accommodation beyond the new maturity date specified herein, and that any such renewal or further extension remains in the sole discretion of Bank. This letter constitutes the entire agreement between Bank and Borrower with respect to the maturity date extension for the above-described credit accommodation, and supersedes all prior negotiations, discussions and correspondence concerning said extension.

Suburban Water Systems
June 30, 1997
Page 2


          Please acknowledge your acceptance of the terms and conditions contained herein by dating and signing one copy below and returning it to my attention at the above address on or before July 15, 1997.

                                       Very truly yours,

                                       WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION


                                       By: /s/RICHARD MADSEN
                                           -----------------------------
                                           Richard Madsen
                                           Vice President


Acknowledged and accepted as of __June 30,1997:


SUBURBAN WATER SYSTEMS

By: /s/PETER J. MOERBEEK
    --------------------
       Peter J. Moerbeek
Title: Secretary
       ---------

By: /s/DANIEL N. EVANS
    ------------------
       Daniel N. Evans
Title: VP Finance, CFO
       ---------------